Exhibit No. 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Force Protection Video Equipment Corporation f/k/a Enhance-Your-Reputation.com, Inc., (the Company) on Form 10-Q for the period ended January 31, 2015  as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Paul Feldman, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 23, 2015	By: /s/ Paul Feldman
Paul Feldman
Chief Executive Officer, Chief Financial Officer